NEXPOINT

DIVERSIFIED REAL ESTATE

NYSE:NXDT

NexPoint Diversified Real Estate Trust

Q2 2022 INVESTOR CALL

Table of Contents

Disclosures

This presentation contains information about NexPoint Diversified Real Estate Trust (the "Company"). The Company deregistered as an investment company under the Investment Company Act of 1940 effective July 1, 2022. Following the deregistration, the Company intends to operate as a diversified real estate investment trust (a "REIT") that focuses primarily on investing in various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity (the "Business Change"). The Company intends to elect to be treated as a REIT for U.S. federal income tax purposes commencing with its taxable year ended December 31, 2021.

Past performance is no guarantee of future results. No assurance can be given that the Company will achieve its investment objectives. The rate of return on an investment in the Company will vary, the principal value of such investment will fluctuate and shares of the Company's equity, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total investment returns are historical, include changes in the Company's share price and assume reinvestment of all distributions on the Company's equity. Total investment return does not reflect broker sales charges or commissions. All performance information is for common shares of the Company. Performance during time periods shown is limited and may not reflect the performance in difference economic and market cycles. There can be no assurance that similar performance will be experienced. See the Company's most recent shareholder reports and financial statements for more information before investing.

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the current views of management with respect to future events and financial performance. Forward looking statements can be identified by words such as "anticipate", "expect", "could," "may", "potential", "will", "ability," "targets," "believe," "likely," "assumes," "available," "look," "focus", "allow", "design", "eligible", "estimate", "guidance", "waiting", "way", "think", "concentrate", "can", "help", "demand", "continue", "in contract", "targets", "remain", "aim," "threats", "feel", "growth", "underway", "plans", "slated", "thriving", "forefront", "well-positioned", "enhance", "projects", "leading", "starting", "ideal", "productive", "growing", "improving", "intend", "pursue", "seek" and similar statements of a future or forward looking nature. These forward-looking statements include, but are not limited to, statements regarding the Company's ability to fully implement the Business Change, including the Company's transition to a REIT, achievement of the Company's investment objectives and thesis and its ability to take advantage of changing market conditions to provide income and capital appreciation, inclusion of the Company's common shares in REIT indices and related inflows of capital, net asset value and the related components, the expected results and performance of the Company, and the fruition of projects and plans discussed in this presentation within the Company's investments. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. Actual results may vary materially from those contained in forward-looking statements based on a number of factors including, without limitation, (1) risks related to the real estate industry, including (a) changes in general economic and market conditions; (b) changes in the value of real estate properties; (c) risks related to local economic conditions, overbuilding and increased competition; (d) increases in property taxes and operating expenses; (e) changes in zoning laws; (f) casualty and condemnation losses; (g) variations in rental income, neighborhood values or the appeal of property to tenants; (h) the availability of financing; (i) changes in interest rates and leverage and (j) recessions or general economic downturn where properties are located and (2) risks related to non-diversification and other focused strategies, including that a significant amount of the Company's investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. Actual results may also vary due to risks associated with the duration and severity of the COVID-19 pandemic and resulting global economic, financial and healthcare system disruptions, as well as those risks associated with the ongoing war in Ukraine, related sanctions imposed against Russia, and related economic, financial and geopolitical disruption. Readers of this presentation should not place undue reliance on any forward-looking statements and are encouraged to review the Company's filings with the Securities and Exchange Commission for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NexPoint Real Estate Advisors Management Team

MATT MCGRANER

Chief Investment Officer



Mr. McGraner serves in numerous roles across the NexPoint platform (NexPoint Real Estate Advisors, L.P. or "NREA"), including: Executive VP and Chief Investment Officer of NexPoint Residential Trust, Inc. (NYSE:NXRT); Executive VP and Chief Investment Officer of NexPoint Real Estate Finance, Inc. (NYSE:NREF); and Chief Investment Officer of NexPoint Hospitality Trust (TSX-V: NHT.U). From September 2014 to March 2015, Mr. McGraner served as NXRT's Secretary. Mr. McGraner has also served as a Managing Director at NexPoint or its affiliates since May 2013. With nearly two decades of real estate, private equity and legal experience, his primary responsibilities are to lead the operations of the real estate platform, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, private investments and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day from 2011 to 2013, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Since joining the firm in 2013, Mr. McGraner has led the acquisition and financing of more than $16 billion of real estate investments.



BRIAN MITTS

Chief Financial Officer

Mr. Mitts serves in numerous roles across the NexPoint platform (NexPoint Real Estate Advisors, L.P. or "NREA"), including: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer of NexPoint Residential Trust, Inc. (NYSE:NXRT); Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer of NexPoint Real Estate Finance, Inc. (NYSE:NREF); and Chief Financial Officer, Executive VP-Finance, Treasurer and Corporate Secretary, Treasurer of NexPoint Hospitality Trust (TSX.V-NHT.U). Mr. Mitts also serves as a member of the board of directors for NXRT and NREF. Mr. Mitts is also a member of the investment committee of NREA, which is an affiliate of the external advisor of NXRT, NREF and NHT. Mr. Mitts co-founded NREA, as well as NXRT and other real estate businesses. Currently, Mr. Mitts leads NexPoint's financial reporting and accounting teams and is integral in financing and capital allocation decisions. Prior to co-founding NREA and NXRT, Mr. Mitts was Chief Operations Officer of Highland Funds Asset Management, L.P., the external advisor of open-end and closed-end funds where he managed the operations of these funds and helped develop new products. Mr. Mitts was also a co-founder of NexPoint Advisors, L.P., the parent of NREA. He has worked for NREA or one of its affiliates since 2007.

NXDT Performance vs. Diversified REITs[1]


60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
CLOSING OF SALE OF NXDT POSITION IN MGM
9.9%
8.0%
5.7%
-1.2%
-14.3%
-19.3%
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
May-19
Jul-19
Sep-19
Nov-19
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
NXDT
NXDT NAV
RMZ Index
AHH
CTO
GOOD

[1] As of June 30, 2022. Based on stock price of public companies (not RMZ) including reinvestment of dividends

NexPoint Diversified Real Estate Trust History

MARCH 10	2006	Company Inception
APRIL 1	2015	NXRT Spins Out of NHF
AUGUST 28	2020	Receive Shareholder Approval for REIT Conversion Proposal, Investment Company Deregistration & Amended Investment Policies
MARCH 31	2021	Filed Initial Deregistration Application with SEC
NOVEMBER 8	2021	NXDT Name Change Becomes Official
JULY 1	2022	Deregistration Order Received from SEC

NexPoint Diversified Real Estate Trust Strategy

INVESTMENT OBJECTIVES

VALUE ADD	OPPORTUNISTIC
CASH FLOWING	DEBT & EQUITY

Management believes that a diversified investment approach is appropriate for the current market environment.

The Adviser and NXDT believe that the flexibility of NXDT's investment strategy and the experience and resources of the Adviser and its affiliates will allow NXDT to take advantage of changing market conditions to provide both current income and generate capital appreciation.







PORTFOLIO OVERVIEW

Portfolio Allocation

NexPoint Diversified Real Estate Trust is an externally advised, publicly traded, diversified real estate investment trust (REIT) focused on the acquisition, development, and management of opportunistic and value-add investments throughout the United States across multiple sectors where NexPoint and its affiliates have operational expertise. NXDT is externally advised by NexPoint Real Estate Advisors X, L.P.

ASSET CLASS[1]



Single-Family Rental	34.86%
Self-Storage	21.32%
Office	10.90%
Multifamily	10.46%
Hospitality	8.57%
Life Science	6.69%
Other Real Estate	6.01%
Timber[2]	1.19%

[1]As a percentage of real estate debt and equity investments. Shows only real estate investments of the Company

[2]As of August 5, 2022, the timber position was redeemed for cash



42.1%
Discount to NAV
As of 8/9/2022

$27.72
NAV/SHARE
As of 6/30/2022

$16.06
MARKET PRICE
As of 8/9/2022

13.0%
INSIDE OWNERSHIP
As of 6/30/2022

68.0%
DEBT TO
ENTERPRISE VALUE
As of 6/30/2022

Experienced Capital Allocators and REIT Management

NXDT has a diverse, majority independent board	The NXDT management team members are prudent capital allocators	NXRT's adviser has waived **$58MM** in fees since NXRT inception[1]	Management has been traditionally invested alongside shareholders, currently with **12.6%** inside ownership in NXRT and **11.6%** in NREF[1]

NexPoint Capital Allocation Policy and Investment Process:

NXDT is designed to be an incubator vehicle for opportunistic, value-add real estate → 1 NexPoint Investment Committee: Jim Dondero, Matt McGraner and Brian Mitts → 2 Decide what vehicle the investment goes into – for instance, Class B garden style value add multifamily will only go into NXRT, single-family rental homes in the Midwest with $1,000/month rent will go into VineBrook Homes Trust, Inc.

Growth of $10,000
NXRT Spin-Off


$100,000
$80,000
$60,000
$40,000
$20,000
$0
Hold Spin
NXDT Only
NXRT Only
NXRT Management achieved 497.8% return after REIT spin off
4/1/15
6/1/15
8/1/15
10/1/15
12/1/15
2/1/16
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6/1/16
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10/1/17
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2/1/18
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6/1/18
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10/1/18
12/1/18
2/1/19
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4/1/22
6/1/22

[1] As of June 30, 2022
[2] Based on stock price including reinvestment of dividends

Real Estate Asset Consolidated Organization Chart


Outside Investors
NexPoint Affiliates
84%
~16%
NexPoint Real Estate Advisors X, L.P. (the Adviser)
Advisory Agreement
NexPoint Diversified Real Estate Trust (the Company)
100% Membership Interest
NexPoint Diversified Real Estate Trust OP GP, LLC (the OP GP)[1]
1,000 Common Units (100%)
100% General Partnership Interest
NexPoint Diversified Real Estate Trust Operating Partnership, L.P. (the Operating Partnership)[1]
0.3% Interest
NexPoint Residential Trust, Inc.
Manager, 100% Interest
NexPoint Real Estate Opportunities, LLC
53% of Voting Securities
NexPoint Storage Partners, Inc.
Manager, 100% Interest
NexPoint Real Estate Capital, LLC
100% Interest
CP Tower Owner (Cityplace)
23.0% Interest
NexPoint Real Estate Finance Operating Partnership, L.P.
46.2% Interest
NexPoint Hospitality Trust, Inc.
10.8% Interest
VineBrook Homes Trust Operating Partnership, L.P.
60.0% Interest
AM Uptown Hotel LLC (Marriott Uptown)
24.8% Interest
SAFStor
1.2% Interest
IQHQ, Inc.

[1] The company intends to form an UPREIT structure by contributing assets to the newly formed operating partnership in the near future

Narrowing the Discount

1. INDEX INCLUSION

Due to the timing of the conversion, the largest inflow (Russell 2000 of an expected $41MM) will not happen until June 2023 since it only rebalances once a year. The Real Estate indices rebalance quarterly, so those inflows (an expected $31mm) could happen as early as August or November 2022[1].

NXDT will be eligible for an estimated **$72 million** of passive inflows when the REIT transition is complete.

2. POTENTIAL ANALYST COVERAGE DUE TO EXISTING RELATIONSHIPS

9 analysts currently covering NXRT

2 analysts currently covering NREF

3. NXDT INVESTOR OUTREACH

NexPoint has a dedicated investor following as a result of the success of our other REITs. In addition to today's call, we have had numerous calls with all types of institutions. Some of NXDT's other upcoming events include:

AUGUST 10, 2022	SEPTEMBER 2022	NOVEMBER 2022
Investor Call	Mini Roadshow	File Q3 REIT Financials

[1] Source: internal analysis and estimate.

NXDT NAV

6/30/2022

Asset	Valuation Technique	Inputs	Input/Range Values	Fair Value
Single Family Rental	NAV	N/A	N/A	316.2mm
	Transaction Indication of Value	Cost Price	N/A	
	Discounted Cash Flow	Discount Rate	1.48% - 5.43% (3.46%)	
Self Storage	Discounted Cash Flow	Discount Rate	10.0%	193.4mm
	Transaction Indication of Value	BOV	N/A	
Multifamily	Direct Capitalization Method	Capitalization Rates	5.5%	94.9mm
	Transaction Indication of Value	Bid/Ask	Various	
Office	Direct Capitalization Method	Capitalization Rates	6.8%	98.9mm
	Discounted Cash Flow	Discount Rate	7.8%	
Terrestar	Multiples Analysis	Unadjusted Price/ MHz-PoP	$0.09 - $0.95 ($0.515)	77.6mm
	Discounted Cash Flow	Discount Rate	13% - 15%	
	Transaction Indication of Value	Enterprise Value ($mm)	$891	
Life Settlement Portfolio	Discounted Cash Flow	Discount Rate	14.0%	68.6mm
Life Science	Transaction Indication of Value	N/A	$28	60.7mm
Legacy CLO[1]	Broker Quotes	Various	N/A	53.1mm
	NAV Approach	Discount Rate	70.0%	
Hospitality	Direct Capitalization Method	Capitalization Rates	7.5% - 9% (9.3%)	77.7mm
	Discounted Cash Flow	Discount Rate	8.3% - 10.2% (9.4%)	
Other Real Estate	Transaction Indication of Value	Cost Price	N/A	54.5mm
		Offer Price per Share	11%	
	Discounted Cash Flow	Discount Rate	7.5% - 10.5%	
	Direct Capitalization Method	Capitalization Rates	9.3%	
	Transaction Indication of Value	Rent PSF	$7- $9	
Legacy Debt/Equity	Discounted Cash Flow	Discount Rate	17.5% - 29.5%	27.6mm
	NAV Approach	Discount Rate	10.0%	
	Transaction Indication of Value	Net purchase price ($mm)	$6.36	
	Multiples Analysis	Multiple of EBITDA	2.75x - 3.75x	
	Third Party Indication of Value	Broker Quote	Various	
Timber	Multiples Analysis	Value per Acre Multiple	$1,600 - $1,800	10.8mm
Other assets and liabilities	N/A	N/A	N/A	(20.1)mm
(Less) Preferred stock	N/A	N/A	N/A	(83.3)mm
Total				**1.03B**

[1]On August 1, the Company received paydowns from Legacy CLO investments totaling $47.2mm

NXDT Net Asset Value (NAV)


NXDT NAV Build
$1,200
$1,000
$800
$600
$400
$200
$0
$176.1
$141.3
$121.3
$98.9
$77.7
$77.6
$68.6
$68.1
$58.3
$53.1
$71.6
$27.6
$48.5
$29.3
$10.8
$5.4
$(20.1)
$(83.3)
VineBrook Homes Trust
NexPoint Real Estate Finance
NexPoint Storage Partners
CityPlace Tower
NexPoint Homes Trust
Terrestar
Life Settlement Portfolio
Other Real Estate
IQHQ
Legacy CLO
SAFStor
Legacy Debt/Equity
NexPoint Hospitality Trust
Marriott Uptown
Timber
NexPoint Residential Trust
Other assets and liabilities
Preferred Stock


NXDT Discount to NAV
$434M
$596M
42.1%
Discount to NAV
Discount to NAV

As of June 30, 2022

Pro Forma Capitalization

$1.2B
TOTAL DEBT

1.7 YEARS
WEIGHTED AVERAGE TERM OF DEBT

$31.2MM
NOTE ON NOTE FINANCING 5.38% AVG RATE

55.6%
OF TOTAL DEBT IS FLOATING AND IS SUBJECT TO MARK-TO-MARKET

$134.3MM
MEZZ LOAN FINANCING AT AVG 8.9% RATE

$688.5MM
SENIOR CREDIT FACILITIES AT AVG 5.2% RATE

$344.3MM
MANDITORILY REDEEMABLE PREFERRED STOCK AT AVG 10.7% RATE

$137.1MM
BOOK VALUE OF NONCONTROLLING INTERESTS FROM CONSOLIDATED SUBSIDIARIES

$1.13B
TOTAL BOOK VALUE OF EQUITY

$83.3MM
BOOK VALUE OF SERIES A PREFERRED
PERPETUAL AND CALLABLE AFTER 12/15/23

$1.03B
BOOK VALUE OF COMMON

DIRECT VS. CONSOLIDATED DEBT


$23.5M
DIRECT COMPANY DEBT
$1.13B
DEBT FROM CONSOLIDATED SUBSIDIARIES

7.21%
WEIGHTED AVERAGE COST OF DEBT

0.68x
DEBT TO ENTERPRISE VALUE

As of June 30, 2022



NexPoint Diversified Real Estate Trust

REAL ESTATE OVERVIEW

SINGLE-FAMILY RENTAL

VineBrook Homes









10.8%
Owned within NXDT

$221M
Invested Across NexPoint Platform

21,144
Homes

95.1%
Stabilized Occupancy

$1,104
Average Monthly Rent

1,332
Avg. Sqft
3 bed/1.5 bath

EQUITY OWNERSHIP


Management/ Employees/ Board 5%
VineBrook Legacy Investors 2%
NexPoint Real Estate Advisors 10%
REIT Shareholders 83%

MARKETS



As of March 31, 2022

VineBrook Homes

INVESTMENT HIGHLIGHTS

We believe VineBrook's experienced management team and technology platform provide it the ability to scale as the company enters new markets and increases acquisitions in existing markets. Single family rental ("SFR") investors have traditionally been "mom and pop" landlords. Out of the 16 million SFR households, only 2% of homes are owned by institutional investors[1], allowing for consolidation opportunities. VineBrook's target renter are renters by necessity and with rates at their current levels, renting will continue to be the only option.

INVESTMENT THESIS

VineBrook Homes is an SFR platform that currently owns nearly 22,000 homes, with more than 4,000 under contract to close before the end of Q3, making the company the sixth largest SFR operator in the country. The company was started in 2008 in Ohio, with a thesis to purchase and renovate homes in the workforce housing segment. In 2018, NexPoint became VineBrook's capital partner, providing access to over $1 billion in equity and $2 billion in debt, which has funded the purchase of more than 19,000 homes.









Columbus, 7.3%
Dayton, 13.2%
Other, 12.6%
St. Louis, 10.0%
Indianapolis, 6.3%
Birmingham², 4.3%
Columbia, 3.9%
Kansas City 4.7%
Jackson 4.7%
Memphis 7.6%
Atlanta 3.5%
Augusta 3.2%
Milwaukee 3.9%




Management/ Employees/ Board 5%
VineBrook Legacy Investors 2%
NexPoint Real Estate Advisors 10%
REIT Shareholders 83%

As of March 31, 2022.
[1]Source: Green Street Advisors & Consulting Group; February 2021
[2]Other includes: Atlanta, Augusta, Birmingham, Columbia, Greenville, Huntsville, Little Rock, Montgomery, Omaha, Pensacola, Pittsburgh, Portales, Raeford, Triad

MORTGAGE REIT

NexPoint Real Estate Finance


NREF
LISTED
NYSE
NEXPOINT
REAL ESTATE FINANCE

23.0%
Owned with NXDT

$281M
Invested Across NexPoint Platform

8.9%
Dividend Yield[1]

6.4 years
Average Remaining Term[2]

93.8%
Of Portfolio Stabilized[2]

68.5%
Weighted Average LTV[2]

1.63X
Weighted Average DSCR[2]

[1]Implied dividend yield is calculated using the 3Q dividend of $0.50 per common share, annualized, divided by the share price as of close of trading on July 27, 2022
[2]As of July 27, 2022, and excluding the common stock investments and the Hudson Montford multifamily property

MORTGAGE REIT

NexPoint Real Estate Finance

INVESTMENT HIGHLIGHTS

NexPoint Real Estate Finance is a publicly traded mortgage REIT listed on the New York Stock Exchange under the symbol "NREF". The company primarily concentrates on investments in real estate sectors where its senior management team has operating expertise, including multifamily, single-family rental ("SFR"), and self-storage, predominantly in the top 50 metropolitan statistical areas ("MSA"). The company focuses on lending or investing in properties that are stabilized or have a "light-transitional" business plan.



INVESTMENT THESIS

SFR

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR can exhibit resiliency
- Current portfolio of loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 5.9 years of average weighted term to maturity and a 250 bps interest rate spread[1]

MULTIFAMILY

- Historically low losses for Freddie Mac K-Series debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[2]
- Since 2009 and through May 2022, there have been $56.1 million in losses on $500 Billion of combined issuance[3]
- As of December 31, 2021, $2.1 Billion of outstanding unpaid principal balance (UPB), representing 0.6% of total securitized UPB, have entered into forbearance

LIFE SCIENCES

- Another newer sector, life sciences has experienced secular demand growth that can be reliably estimated by looking into past performance over the past 1-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements


MN 3%
NV 6%
CA 7%
AZ 3%
NJ 3%
MD 4%
TX 11%
GA 20%
FL 16%
LESS THAN 2.0% OF TOTAL

[1]As of June 2022
[2] Source: Freddie Mac; Q4 2021
[3] Source: Freddie Mac; May 2022

STORAGE

NexPoint Storage Partners


ExtraSpaceStorage





53.1%
Owned within NXDT

$121MM
Total Value within NXDT

47
Total Investments

$228MM
Market Value Invested Across NexPoint Platform

34,000
Units

3.2MM
Total Rentable Sqft

8.5%
Projected Stabilized Yield on Cost

As of June 30, 2022

STORAGE

NexPoint Storage Partners



Extra Space Storage
2915
2915
NOW OPEN

INVESTMENT HIGHLIGHTS

In November 2020, NexPoint took Jernigan Capital (formerly NYSE: JCAP) private in a $900 million transaction. The company rebranded as NexPoint Storage Partners, Inc. ("NSP"). JCAP was started as a hybrid mortgage-equity REIT, providing capital to self-storage developers and also owning facilities outright. Today, NSP invests in newly built, multi-story, climate-controlled, Class-A self storage facilities located in dense and growing markets. All assets are managed by Extra Space Storage, who also invested $300 million in preferred equity during the JCAP buy out.

INVESTMENT THESIS

NexPoint Storage Partners is currently working on acquiring and consolidating SAFStor (another Storage platform that was largely funded by NexPoint).

We believe that combining these platforms will provide us with the scale to attract better financing and raise common equity, as we continue to look and grow this vertical. Storage fundamentals remain remarkably strong, and with its low capital expenditures and short-term duration leases, we are bullish on the future for this platform.

OWNERSHIP BREAKDOWN[1]



NREF OP IV REIT Sub, LLC 26%
Highland Income Fund 20%
NexPoint Real Estate Strategies Fund 1%
NXDT 53%

MARKETS



As of June 30, 2022

[1] Chart only shows common stock ownership of NSP.

OFFICE

Cityplace Tower



100%
Of Assets Held Within NXDT

$99MM
Invested Across NexPoint Platform

35
Office Floors

73%
Office Leased

7
Hotel Floors

135 million
Square Feet

70%
LTV

★★★★★
Development of 5-star hotel underway

As of June 30, 2022

OFFICE

Cityplace Tower

INVESTMENT HIGHLIGHTS

Cityplace Tower ("Cityplace") is a 42-story, 1.35 million-square-foot, trophy office building acquired in 2018. The building is adjacent to the Uptown submarket in Dallas, Texas. The prior owners were unwilling to invest significant capital to keep up with the property's competitive set. It was recently announced that the building will be home to Neiman Marcus' new headquarters.

INVESTMENT THESIS

Construction is underway to bring Class-A amenities to the property and reposition the asset, providing the potential to achieve higher rental rates in both the office and retail spaces. Since the 2018 acquisition, the property announced plans to establish a 223-key, five-star hotel within the building, operated by InterContinental Hotels Group. The hotel will occupy eight of the building's 42 floors and will contain a restaurant, full bar, and lounge. The hotel is slated to open in 2024.



Margaret Hunt Hill Bridge
Ritz Carlton
AAC
The Crescent
UPTOWN
Greenwood Cemetary
Oak Grove Ave
McKinney Ave
Katy Trail
Lemmon Ave
CVS
Magnolia Theater
McKinney Ave Trolley
The Richards Group
Bryson at Cityplace
3700M
CITYPLACE TOWER
North Central Expy
N Haskell Ave







SINGLE-FAMILY RENTAL

NexPoint Homes Trust









28.3%
Owned within NXDT

$318M
Invested Across NexPoint Platform

1,741
Homes

7
States

$1,736
Average Monthly Rent

$262,186
Avg. Cost/Home

2016
Average Vintage

~96%
Occupancy for Homes Owned for >90 days

As of June 30, 2022

SINGLE-FAMILY RENTAL

NexPoint Homes Trust, Inc.

INVESTMENT HIGHLIGHTS

NexPoint Homes Trust, Inc. ("NXHT") was formed in 2022, in response to the growing need for expanded access to single family rental housing in the U.S.

NXHT focuses on acquiring newer construction homes and partnering with local builders to create build-for-rent communities in secondary and tertiary markets.

INVESTMENT THESIS

We continue to believe in the thesis of providing housing to the workforce housing population and that there is a massive undersupply of housing in all levels of the affordable segment.

We believe the higher price point of NexPoint Homes will attract "stickier" residents who are drawn to the new, large, modern homes that are the focus on NexPoint Homes.

Our residents are "residents by necessity" at this time in their life, but may have the opportunity to buy a house one day. For now, they are able to raise their families in spacious homes, as opposed to an apartment or lower class SFR option. Additionally, we believe a newer build with less required maintenance and rehab, combined with low retention provides for a cost-efficient investment strategy with high NOI margins.




Birmingham 5%
Greensboro 3%
Tulsa 5%
Other[1] 8%
Atlanta 9%
Little Rock 19%
OKC 25%
NW Arkansas 26%


Current Markets
Target Markets

As of June 30, 2022

[1]Other includes: Austin, Charlotte, Houston, Huntsville, Tuscaloosa, Jacksonville, Tampa, San Antonio, Orlando

TerreStar

TerreStar is a non-real estate legacy asset. As is stands today, the company owns rights to two spectrums: 1.4 GHZ and the 1.7 GHZ.

1.7GHZ SPECTRUM

30% owned by TerreStar

The midband frequencies, including those licensed by TerreStar, are prized for their robustness and efficacy[1]

With spectrum being a finite resource and the population expanding, this position is primed to be acquired by one of the large players expanding their 5G footprint.

Mobile carriers such as Dish Network, Verizon Communications Inc. and AT&T Inc., are spending billions of dollars on similar spectrum assets as they build out their 5G networks for customers[1]

The 1.7 GHz TerreStar owns has heavy presence in the Midwest spanning from Minnesota to Ohio in cities like: Detroit, Minneapolis, St. Louis. There is also a heavy island presence, which includes Hawaii, Puerto Rico and U.S. Virgin Islands.

1.4 GHZ SPECTRUM

100% owned by TerreStar

Terrestar is provisionally licensed by the FCC to prove out a medical telemetry use case, with the expectation that such use case will expand into uses not limited to the medical industry

The FCC implemented certain milestones for the Company meet to maintain its right to build out this spectrum

The company has met all FCC milestones on schedule and expects to meet remaining milestones in a timely manner, including feasibility and implementation across an extensive hospital sample set

[1] Source: Bloomberg

STORAGE

SAFStor


ExtraSpace Storage
ExtraSpace
FDC

24.8%
Owned Within NXDT

$234MM
Invested Across NexPoint Platform

24,000
Total Units*

29
Properties

1
Project Currently in Development

8.6%
Weighted-Average Yield on Cost[1]

As of June 30, 2022.
* NXDT has exposure to 6,405 units
[1] Yield-on-cost is the net operating income (or sometimes cash flow from operations) at stabilization divided by the total project cost

STORAGE

SAFStor, Inc.

INVESTMENT HIGHLIGHTS

SAFStor, Inc. owns, develops, and redevelops single- and multistory self-storage properties in undersupplied markets with high barriers to entry. The company looks for markets that offer low delinquency, high traffic count, and high population growth, with above-average household income. Property management is performed by reputable operators such as Extra Space Storage, CubeSmart, and Life Storage.

As of June 30, 2022, it has completed 28 individual storage facilities that are currently in lease-up. An additional project is in the construction phase with the completion expected by the end of 2022. The weighted average yield on cost is 8.6% for all SAFStor properties. NXDT has exposure to 8 properties that are all in lease-up. Stabilized cap rates for similar properties average approximately 4.5-5%, reflecting the potential for SAFStor properties to see significant increases in value once stabilized. Additionally, we expect appreciation of the storage portfolio once all development is complete.

INVESTMENT THESIS

Storage fundamentals remain remarkably strong moving through 2022. Occupancies remain at seasonality-adjusted all-time highs[1], and any threats of new supply have not presented themselves thanks to supply chain issues and elevated construction costs. We feel that there has never been a better time in the history of storage to have a lease-up portfolio, and we are very excited for our storage portfolios to have strong NOI growth in 2022.

[1]Source: Public company reports


ExtraSpaceStorage.
Extra Space Storage


ExtraSpaceStorage.





LIFE SCIENCE

IQHQ




IQHQ
FENWAY CENTER

5.3%
Of Net Assets Within NXDT

$133M
Invested Across NexPoint Platform

10
Million Square Feet of Development

8
Markets

As of June 30, 2022

LIFE SCIENCE

IQHQ

INVESTMENT HIGHLIGHTS

Over the past few years, IQHQ, Inc. has built a bespoke portfolio of life science projects. In partnering with the life science community, they combine deep expertise with thoughtful yet progressive methods to develop purpose-driven real estate solutions that inspire continuous progress. Within their portfolio, IQHQ currently owns 10 million square feet across 10 districts. The company's projects are located in San Diego, San Francisco, Boston, and Cambridge, U.K.

NexPoint has continued to invest alongside major institutional investors through several fund raises.

INVESTMENT THESIS

Growing demand, coupled with substantial undersupply, has made Life Sciences one of the top performing real estate asset classes throughout the pandemic and continues to be a popular subsector. While many asset classes are just starting to recover from the significant headwinds created by the pandemic, Life Science real estate has actually benefited from tailwinds created from the pandemic.







HOSPITALITY

NexPoint Hospitality Trust



Holiday Inn Express



46.2%
Owned within NXDT[1]

13
Properties[1]

$2.50
Publicly Traded Share Price
as of 6/30/22

1,648
Keys[2]

6
States[2]

$112
1Q22 REVPar[2]

[1]As of June 30, 2022
[2]As of March 31, 2022. RevPAR is calculated by multiplying average daily rate (ADR) by occupancy

NexPoint Hospitality Trust



INVESTMENT HIGHLIGHTS

NexPoint Hospitality Trust is a publicly traded REIT, with its units listed on the TSX Venture Exchange under the symbol "NHT-U", and is primarily focused on acquiring, owning, renovating, and operating select-service, extended-stay and efficient full-service hotels located in attractive U.S. markets. NHT is externally advised by an affiliate of NexPoint Real Estate Advisors. NHT partners with well-known hospitality brands with strong loyalty programs, such as Marriott and Hilton.



In Q1 2022, NHT purchased two assets - the Hyatt Place in Park City, Utah and the Hampton Inn & Suites in Bradenton, Florida.

MARKET HIGHLIGHTS

NHT pursues investments demonstrating idiosyncratic challenges with a value-add component:

- Capital Improvements
- Brand Repositioning
- Revenue Enhancements
- Operational Efficiencies
- Market-Based Recovery
- Exploiting Unutilized Space



HOSPITALITY

Marriott Uptown


PARKING





60%
Owned Within NXDT

$29MM
Invested Across NexPoint Platform

255
Keys

13,000
Sqft of Meeting Space

$281
2Q22 RevPar

As of June 30, 2022.

*The remaining 40% is owned by Alamo Manhattan.

HOSPITALITY

Marriott Uptown

INVESTMENT HIGHLIGHTS

NexPoint funded the development of an upscale Marriott hotel in the heart of the Uptown submarket of Dallas, Texas. Upon completion, the hotel boasts 255 upscale guestrooms with approximately 13,000 square feet of meeting space. The hotel aims to fill a void in the immediate submarket, which lacks an affordable, quality hotel for the business traveler. The project had its grand opening in the first quarter of 2021.

MARKET HIGHLIGHTS

The Marriott Uptown fills a void in the Uptown Dallas hospitality market, while also serving as one of the Marriott-branded hotel in the area. Currently, the only major hotels in the general vicinity are five star, luxury hotels. The Uptown area of Dallas is known for attracting young professionals, as well as business travelers due to the proximity to the many businesses in Uptown and Downtown. Uptown has a vibrant bar and restaurant scene, as well as a 9 mile walking and biking trail and several large parks. College students at nearby Southern Methodist University are also known to live in the area. The hotel contains high-class amenities built to attract young adults and business travelers alike, such as a rooftop pool lounge, as well as bars and restaurants featuring celebrity chefs. Dallas Love-Field Airport is also less than five miles away.






DALLAS, TX
MARRIOTT
UPTOWN





TIMBER

Caddo Sustainable Timberlands







1.2%
Of Net Assets Within NXDT

$177M
Invested Across NexPoint Platform

800
thousand Acres

East Texas
Within 100 miles of Austin, Dallas and Houston

Rapidly improving inventory profile, growing from current 2.8 million tons of annual harvest volume to an estimate of **more than five million tons by 2028**

As of June 30, 2022.

The position was monetized on August 5, 2022 and is no longer in the portfolio.

Caddo Sustainable Timberlands

INVESTMENT HIGHLIGHTS

We originally invested in the asset in May 2018 through TexMark Timber Treasury, L.P. ("Triple T") as participating preferred in a joint venture with a consortium of institutional investors lead by Catchmark Timber Trust (ticker: CTT). The asset comprised 1.1 million acres of prime East Texas timberlands. The timberlands are located near top quartile mills and within approximately 100 miles of three of the top five U.S. homebuilding markets; Austin, Dallas, and Houston. On October 15, 2021, CTT announced that it had reached an agreement with its joint venture partners, including NXDT, for CTT to redeem its common equity interest. This follows the previously announced sale of 301,000 acres of timberlands for $498 million in cash. As part of these transactions NXDT redeemed approximately $17 million. The balance of NXDT's original investment after the October 2021 redemption was converted into common equity in a new venture called Caddo Sustainable Timberlands that was formed with a small group of institutional investors. The new entity now owns the remaining portion of the assets following the sale of 301,000 acres announced in September. The parties involved in the new venture alongside the Company are sophisticated institutional investors that manage private investment vehicles. Together they have significant experience owning and managing timber assets. With this expertise, the new venture intends to increase efficiencies and drive revenue for the property under a more favorable capital structure.

The position within NXDT was monetized on August 5, 2022. It is no longer in the portfolio.

MARKET HIGHLIGHTS

Opportunity to invest in an under-valued, under-utilized property with additional value-add upside in a traditionally stable real estate asset class.



MULTIFAMILY

NexPoint Residential Trust


THE
AVANT
PEMBROKE
PINES

0.5%
Of Net Assets Within NXDT

$40M
Invested Across NexPoint Platform

41
properties

15,387
Units

$1,387
Average Monthly Rent/Unit

94.5%
Portfolio Occupancy

$0.38
Q3 2022 Dividend per Share

12.6%
Inside Ownership

M U L T I F A M I L Y

NexPoint Residential Trust

INVESTMENT HIGHLIGHTS

NexPoint Residential Trust, Inc. is a publicly traded REIT listed on the New York Stock Exchange under the symbol "NXRT." NXRT is primarily focused on acquiring, owning and operating well located, middle-income, multifamily properties, with "value-add" potential in large cities, primarily in the Sunbelt markets.

NXRT's seeks to provide residents with "life-style" amenities found in newly constructed multifamily properties at a reasonable price and increase shareholder value for investors. Since inception, for the properties currently in our Portfolio, NXRT has completed 6,834 full and partial upgrades, 4,724 kitchen and laundry appliances, and 9,624 technology packages, resulting in a $142, $48, and $43 average monthly rental increase per unit and a 21.8%, 69.7%, and 33.5% ROI, respectively.







MARKET HIGHLIGHTS

NXRT targets markets that have the following characteristics:

- Attractive job growth and household formation fundamentals
- High costs of homeownership and/or class A multifamily rental
- Elevated or increasing construction or replacement costs for multifamily real property



Las Vegas
Phoenix
DFW
Houston
Nashville
Atlanta
Charlotte
Raleigh
Orlando
Tampa
South Florida

As of June 30, 2022